UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):    May 23, 2006
F.N.B. CORPORATION PROGRESS SAVINGS 401(K) PLAN

(Full title of the Plan)
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
     On May 23, 2006, the Audit Committee of the Board of Directors of F.N.B. Corporation (the Corporation) dismissed Ernst & Young LLP (Ernst & Young), and selected Crowe Chizek and Company LLC (Crowe Chizek) as the independent registered public accounting firm to audit the F.N.B. Corporation Progress Savings 401(K) Plan (the Plan) for the year ended December 31, 2005. On May 26, 2006, Crowe Chizek accepted the engagement to audit the Plan. Ernst & Young continues as the independent registered public accounting firm for the audit of the Corporation’s financial statements.
     During the Plan’s two most recent fiscal years and subsequent interim period prior to engaging Crowe Chizek, Crowe Chizek has not been consulted on behalf of the Plan regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Plan’s financial statements or (iii) any of the matters or reportable events as set forth in Item 304(a)(1)(iv) and (v) of Item 304 of Regulation S-K.
     The reports of Ernst & Young on the financial statements and supplemental schedules of the Corporation’s Plan for each of the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.
     During the two fiscal years of the Corporation’s Plan ended December 31, 2004 and 2003, and the subsequent interim period through May 23, 2006, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Plan for such years.
     During the two fiscal years of the Corporation’s Plan ended December 31, 2004 and 2003, and the subsequent interim period through May 23, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (SEC).
     A letter from Ernst & Young addressed to the SEC stating whether or not Ernst & Young agrees with the statements set forth above related to Ernst & Young is filed as Exhibit 16.1 to this Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 16.1.	Letter from Ernst & Young to the Securities and Exchange Commission dated May 30, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/Brian F. Lilly

Name:	Brian F. Lilly
Title:	Chief Financial Officer (Principal Financial Officer)
Dated: May 30, 2006